

RIOT PLATFORMS FY 2025 EARNINGS

March 2, 2026 | NASDAQ: RIOT

Conceptual rendering

FORWARD-LOOKING STATEMENT

Statements in this presentation that are not statements of historical fact are forward-looking statements that reflect management's current expectations, assumptions, and estimates of future performance and economic conditions, and are not guarantees of future performance or actual results. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include, but are not limited to: plans to develop data centers; the Company's data center lease at the Rockdale Site; total lease contract value over the term with and without exercising options and extension; expected net operating income ("NOI") contribution of the lease; projected delivery timeline of the site; forecasted demand for energy at the sites; construction plans; forecasted capital expenditures and descriptions thereof; projected energization timelines; and the Company's other plans, objectives, expectations, and intentions. Words such as "anticipates," "believes," "plans," "expects," "intends," "will," "potential," "hope," and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such signifying expressions.

Because such forward-looking statements reflect management's current expectations, assumptions and estimates of future performance and economic conditions, they are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: risks relating to developing the Company's power capacity for data center purposes, including construction plans, delays, supply chain issues, permitting or regulatory hurdles, and unforeseen technical challenges; our ability to attract and retain qualified third-party partners and customers; changes in leasing arrangements; risks relating to the financing of new data centers; future economic conditions, performance, or outlooks; future political conditions; the outcome of contingencies; our ability to maximize the value of our full power portfolio; rapidly changing technologies; the number and value of Bitcoin rewards and transaction fees we earn from our ongoing Bitcoin Mining operations; future self-mining hash rate capacity; expected cash flows or capital expenditures; our beliefs or expectations; activities, events or developments that we intend, expect, project, believe, or anticipate will or may occur in the future; unaudited estimates of bitcoin production; risks related to the success, schedule, cost and difficulty of integrating businesses we acquire; and our failure to realize anticipated efficiencies and strategic and financial benefits from our acquisitions.

Further information regarding the factors identified by the Company's management, which they believe may cause actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation, may be found in the Company's filings with the U.S. Securities and Exchange Commission (the "SEC"), including the risks, uncertainties and other factors discussed under the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" of the Company's most recently filed periodic reports on Form 10-K and Form 10-Q, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC's website, www.sec.gov. In addition to these risks and those identified by the Company's management and disclosed in the Company's filings with the SEC, other risks, factors and uncertainties not identified by management, or which management does not presently believe to be material to the Company, its business or prospects, may also materially affect the Company's actual future results, including in ways adverse to the Company's business. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this presentation are cautioned not to place undue reliance on such forward-looking statements.

Non-GAAP Financial Measures

This presentation includes a forward-looking non-GAAP financial measure, expected NOI contribution, which the Company defines as expected lease revenue for a specific lease less expected cost of revenue. Cost of revenue includes compensation, IT equipment and software, and other costs directly related to the lease. Management uses expected NOI contribution to assess the projected operating performance of individual leases. The most directly comparable GAAP measure is operating income. Expected NOI contribution has significant limitations as an analytical tool and should not be considered in isolation or as a substitute for GAAP results. In evaluating expected NOI contribution, you should be aware that future non-reimbursable lease operating expenses may arise that are not currently known. The Company's presentation of expected NOI contribution should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items. This measure excludes the impact of capital expenditures, material financial obligations, general and administrative expenses and depreciation and amortization, all of which have real economic effects and could materially affect the Company's consolidated financial results. Definitions and calculations of expected NOI contribution may vary among companies, and therefore the Company's expected NOI contribution may not be comparable to similar measures published by others. A reconciliation of expected NOI contribution to operating income is not provided because expected NOI contribution is only calculated for specific leases. Certain amounts cannot be reasonably estimated without unreasonable efforts because certain reconciling metrics are out of the Company's control, and such estimates would imply a degree of precision that could be misleading to investors.

For more information, please refer to our GAAP financial statements included in our most recent filings with the SEC.

TABLE OF CONTENTS

SECTION 1:

FY 2025

KEY HIGHLIGHTS

RIOT

2025 WAS TRANSFORMATIONAL

Built Internal Expertise

- Built out data center team with veteran design, engineering, sales and construction talent
- Team has completed 200+ projects and holds 4.8 GW of design and construction experience

Expanded Land Portfolio and Completed Initial Basis of Design

- Acquired 3 additional land parcels adjacent and near original Corsicana Site
  - Total Corsicana land footprint of 900 acres simplifies and expedites planned development of full 1 GW of power capacity
- Purchased the 200-acre Rockdale site in Q4 2025
  - Secures full control of site and enables Riot to execute its long-term data center strategy
- Completed Basis of Design in Q3 2025

LEADING TO...

RIOT

...POSITIONING RIOT FOR SUBSTANTIAL DATA CENTER DEVELOPMENT IN 2026 AND BEYOND

- Announced lease with AMD in January 2026
- Ongoing leasing discussions across hyperscale and investment grade tenants for Corsicana and Rockdale
- Sales strategy can accommodate leasing outcomes that result in single tenant or multi tenant campuses at Corsicana and Rockdale
- Initial phase of power capacity delivered to AMD on time in January 2026 and on budget
- Core & Shell development underway at Corsicana
- Corsicana substation expansion remains on track

KEY PRIORITIES FOR 2026

1. The delivery of the full 25 MW of compute for our AMD lease
2. Executing on additional leases at both Corsicana and Rockdale beginning with the development of our first core and shell at Corsicana
3. Secure attractive, low-cost financing that reflects the quality of our tenants and sites

SECTION 2:

BUSINESS UPDATE

DATA CENTERS

RIOT

LEASING STRATEGY

DRIVING CAPITAL EFFICIENCY & VALUE CREATION

FOCUS ON TOP-TIER TENANTS

- Targeting high creditworthy tenants to match our high-quality assets

CAPITAL EFFICENCY

- High creditworthy tenants unlock lowest-cost financing, minimizes equity requirements, and maximizes return on investment

AMD VALIDATION OF STRATEGY

- Lease with AMD validates our sites, our team, and our execution capabilities

Partnering with high creditworthy tenants directly drives premium valuation multiples and shareholder value

RIOT

ROCKDALE SITE

AMD LEASE UPDATE

We successfully commenced Phase 1 of the AMD lease on schedule,

and we are on track to deliver Phase 2 as planned.

AMD Project Schedule Update
Phase 1 Delivered > Phase 2 On Schedule



Sign lease with AMD
Phase 1 – 5 MW
Delivered in January 2026
REMAINS ON TRACK
Phase 2 – 20 MW
To be delivered in May 2026
75 MW
Expansion Option
100 MW
ROFR for Additional Capacity
AMD
RIOT
5 MW
25 MW
100 MW
200 MW
TODAY

ROCKDALE SITE

AMD LEASE TERMS

$311M Total Contract Revenue[1]	**25 MW** Initial Capacity	**January 30, 2026** Lease start date[2]
$89.5M **$3.6M/MW** Total Retrofit Costs[3]	**75 MW** Expansion Option	**10-Year** Initial Term
$25M Expected Annual NOI[4]	**100 MW** Right of First Refusal	**Three 5-Year** Extension Options

1. Contract value for 25 MW deployment over the initial 10-year term.
2. Initial deployment will be delivered in two phases, with the first 5 MW phase completed in January 2026, and the second 20 MW phase completed in May 2026
3. Represents costs of new construction beyond existing infrastructure.
4. 10-year average annual NOI

RIOT

SECTION 3:

POWER **PORTFOLIO**

RIOT

POWER-FIRST STRATEGY

Power Capacity Utilized at its Highest and Best Use

- Majority of Riot's operating power capacity is monetized today through Bitcoin mining
- Long-term goal is to fully utilize our power portfolio for data center development

AMD Lease Demonstrates this Strategy in Action

- AMD lease leveraged existing infrastructure to deliver at speed and at scale
- AMD Lease generates 2.5x greater gross profit per MW than BTC mining[1]

RIOT

1. Based on projected NOI per MW upon stabilization of 25 MW of AMD Lease adjusted for gross power capacity utilized, divided by FY 2025 Bitcoin Mining Direct Margin (including power curtailment credits) per MW, derived by developed power capacity of 1,292 MW as of EOY 2025.

RIOT POWER PORTFOLIO IN TEXAS

Fully approved, evergreen right to 1.7 GW of power across Corsicana and Rockdale sites

	FY 2025 Average Load	Total Approved Capacity	Approval Date	Energization
Rockdale	351 MW	700 MW	Q4 2019	Q2 2020
Corsicana	335 MW	1,000 MW	Q4 2022	Q2 2024
TOTAL	686 MW	1,700 MW		

Power capacity at Rockdale and Corsicana is approved and energized, and the sites are located in some of the most attractive markets for data center development in the US

RIOT

SECTION 4:

FINANCIAL UPDATE

FY 2025

RIOT

RIOT PLATFORMS
FY 2025

BY THE NUMBERS

FINANCIAL METRICS

$647M

Total Revenue
72% increase
Year-over-year

($663M)

Net Income
Reflects several non-cash charges and mark to market pricing on BTC held

$(1.95)

Diluted EPS
Includes D&A, SBC, unrealized loss on BTC held[1]

$13M

Adjusted EBITDA
Adjusted for non-cash and unusual items[2]

POWER STATISTICS

3.7 c/kWh

Net Cost of Power
Represents one of the lowest costs of power in the industry[2]

$57M

Power Credits
Equivalent of $9,977 per BTC mined

1.86GW

Available Total Power Capacity
1,700 MW in Texas and 162 MW in Kentucky

BTC MINING STATISTICS

5,686

BTC Produced
Production of 15.3 BTC per day

18,005

BTC Held
Year-end value of $1.6 billion[3]

38.5 EH/s

Hash Rate Deployed
Accounting for ~3.5% of the global network[4]

$49,645

Cost to Mine per Bitcoin
Vertical-integration and power strategy drive low cost to mine[2]

1. Net income per share figure based on diluted shares outstanding.
2. See Appendix slides 27-31 for definitions, terms, and reconciliations.
3. Bitcoin value based on a closing price of $87,498 on December 31, 2025, sourced from Coinbase.
4. 'Global Network Hash Rate' sourced from Blockchain.com as of December 31, 2025.

RIOT

Riot Engineering Provides a Key Competitive Advantage in the Delivery of Critical Data Center Components

RIOT

"The data center supply chain has become a front-and-center bottleneck for new builds. Even when projects have their permits... long queues for critical infrastructure like transformers [and] switchgear... are now measured in years not months..."

– **Built In**
"2025 Thrust Data Centers into the Spotlight. 2026 will Test their Limits"

Riot Engineering provides significant operational synergies

- Manufactures low and medium voltage switchgear and power distribution centers
- Derisks the delivery of a critical data center component
- Servicing and maintenance expertise leads to operational efficiencies
- Significant capex savings across Riot Platforms

Engineering Backlog Continues to Grow ($M)[1]



$55.9
$101.4
$108.5
$154.1
$224.6
Data center sector represents 90% of current backlog
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

1.Engineering Backlog excludes Riot-related backlog

SECTION 5:

CLOSING REMARKS

RIOT

Riot Currently Trades Among the Lowest EV / MW Multiples in the Sector



Riot
Signed Data Center Leases
No Signed Data Center Leases
EV / 2027 Available MW[1,2] ($M)
$6.6
$5.7
$5.4
$4.5
$4.1
$4.1
$2.2
$1.8
$1.0
$0.9
Cipher Mining
TERAWULF
APPLIED DIGITAL
IREN
CORE SCIENTIFIC
HUT 8
CleanSpark
MARA
BITDEER

1. Sourced from FactSet as of February 16, 2026. Cash & Cash Equivalents, LT Debt, and BTC value used in calculation as of Q3 2025.
2. Sourced from company filings, company presentations, press releases, management commentary, and S&P-451 Data Center Knowledge Base (DCKB). Includes only power capacity that is currently operational and under construction in North America.

Riot has 1 GW+ Critical IT Leasing Opportunity



1,400
1,200
1,000
800
600
400
200
Critical IT MWs
Data Center Growth
5 MW
25 MW
200 MW
AMD ROFR
AMD Expansion
312 MW
First Corsicana Core & Shell
1.2 GW
Future Data Center Development

January 2025
Announced strategic pivot to evaluate potential HPC development at Corsicana

June 2025
Hired Jonathan Gibbs as Chief Data Center Officer

Begin assembling best in class data center team

January 2026
Announced Rockdale land acquisition and execution of first data center lease with AMD

January 2026
Initial AMD deployment of 5 MW

May 2026
Full AMD deployment of 25 MW

75 MW AMD Expansion Option

Potential exercise of 100 MW AMD Right of first refusal

112 MW - First Corsicana Core & Shell for Tier 3 capacity

Fully developed portfolio of BTS data centers
Total Portfolio NOI Range $1.6-2.1bn

APPENDIX

FY DATA

OPERATIONAL

RIOT

Bitcoin Mining

Increasing Efficiency and Scale of Operations

Metric	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2024	FY 2025
Avg. Hash Price ($/PH/s/Day)	$54	$51	$56	$42	$65	$51
Avg. Network Hash Rate[1]	801 EH/s	876 EH/s	948 EH/s	1,071EH/s	630 EH/s	923 EH/s
Cost to Mine[2]	$43,808	$48,992	$46,324	$60,628	$32,216	$49,645
# of BTC produced	1,530	1,426	1,406	1,324	4,828	5,686

Ending Hash Rate Capacity / Uptime (%)



33.7 EH/s
35.4 EH/s
36.5 EH/s
38.5 EH/s
31.5 EH/s
38.5 EH/s
88%
87%
86%
89%
70%
87%
Q1 2025
Q2 2025
Q3 2025
Q4 2025
FY 2024
FY 2025
Ending Hash Rate Capacity

Bitcoin Mining Revenue / Gross Margin – Bitcoin Mining[2] (%)



$142.9
$140.9
$160.8
$131.7
$321.0
$576.3
53%
50%
59%
39%
52%
51%
Q1 2025
Q2 2025
Q3 2025
Q4 2025
FY 2024
FY 2025
Bitcoin Mining Revenue ($ million)

1. Sourced from Blockchain.com as of December 31, 2025.
2. See Appendix slides 27-31 for definitions, terms, and reconciliations.
3. Twelve months ended December 31, 2025.



11%
89%

Riot Revenue Breakdown FY 2025[3]

- Bitcoin Mining
- Engineering & Other

- FY 2025 Bitcoin Mining Revenue of $576.3M and Gross Profit – Bitcoin Mining of $294.0M, highest Bitcoin Mining Revenue and Gross Profit – Bitcoin Mining for the Bitcoin Mining business annually
- Industry leading Bitcoin Mining margins with an FY 2025 Cost to Mine of $49,645 due to Riot's power strategy driving an all-in cost of power of 3.7c/kWh
- Strong hash rate utilization averaging 87% in FY 2025, a significant increase year over year from 70% in FY 2024

RIOT

Strong Improvement in Profitability per Bitcoin Demonstrating Operating Efficiency Gains

FY 2024 vs. FY 2025 Cost to Mine per BTC

FY 2024 [1]	FY 2025 [2]
4,828 BTC Mined	**5,686 BTC Mined**
Avg. BTC Price of $66,488	Avg. BTC Price of $101,350



Non-Power
Power
$8,327
$30,866
$6,977
$32,216
FY 2024 Total Direct Costs per BTC
FY 2024 Power Credits Per BTC
FY 2024 Net Direct Costs per BTC
Non-Power
Power
$10,133
$49,489
$9,977
$49,645
FY 2025 Total Direct Costs per BTC
FY 2025 Power Credits Per BTC
FY 2025 Net Direct Costs per BTC

1. Twelve months ended as of December 31, 2024. See Appendix on slides 27-31 for definitions, terms, and reconciliations.
2. Twelve months ended as of December 31, 2025. See Appendix on slides 27-31 for definitions, terms, and reconciliations.

- Average global network hash rate up 47% in FY 2025 vs FY 2024
  - Global network hash rate avg. 923EH/s in FY 2025 versus 630EH/s in FY 2024
- 'Non-Power' includes direct labor, miner insurance, miner and miner-related equipment repair, land lease, property taxes, network costs and other utilities expenses
- Riot's power strategy generated significant power curtailment credits of $56.7 million in FY 2025, driving an all-in cost of power of 3.7c/kWh
  - Equates to $9,977 per BTC for the year

RIOT

Engineering – A Key Component of Riot's Vertical Integration Strategy



Cumulative Capex Savings to Riot
$7.5
$10.4
$12.4
$23.0
$23.2
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Growing Backlog
$64.7
$114.9
$118.7
$159.6
$227.0
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Revenue / Gross Margin (%)
21%
$11.6
$13.9
15%
$10.6
7%
28%
$19.1
$21.1
26%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025



11%
89%
Riot Revenue Breakdown FY 2025[1]
Bitcoin Mining
Engineering & Other

- Since the acquisition of ESS Metron in December of 2021, Riot has already **realized $23.2M in capex savings alone**
- **Record backlog** of $224.6M, with 90% of this backlog originating from the data center sector
- Strongest year on a gross margin basis in the Engineering's business history

1. Twelve months ended December 31, 2025.

RIOT

Miner Fleet Upgrades & Growth in Kentucky Drive Targeted Hash Rate Growth


Historical
3.1 EH/s
9.7 EH/s
12.4 EH/s
31.5 EH/s
38.5 EH/s
38.5 EH/s
41.5 EH/s
43.0 EH/s
45.0 EH/s
2021A
2022A
2023A
2024A
2025A
Q1 2026E
Q2 2026E
Q3 2026E
Q4 2026E

RIOT

APPENDIX

FY DATA

FINANCIAL

Definitions, Terms, and Reconciliations (Unaudited)

COST OF POWER

The Company defines Cost of Power as the cost of power directly used in the process of mining Bitcoin, less power curtailment credits, divided by kilowatt ("kWh") hours used

	Three Months Ended					Years Ended December 31,		
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2025	2024	2023
Total Cost of Power	$ 52,693	$ 61,830	$ 62,170	$ 82,370	$ 75,027	$ 281,396	$ 186,154	$ 135,513
less: Power curtailment credits	(2,240)	(7,801)	(8,313)	(30,634)	(9,981)	(56,729)	(33,685)	(71,215)
Net Cost of Power	$ 50,453	$ 54,029	$ 53,857	$ 51,736	$ 65,046	$ 224,667	$ 152,469	$ 64,298
kWh used	1,580,971,242	1,340,458,113	1,538,273,540	1,582,788,588	1,668,276,467	6,140,806,628	4,443,677,036	3,050,355,764
Cost of Power (c/kWh)	**$ 3.2**	**$ 4.0**	**$ 3.5**	**$ 3.2**	**$ 3.9**	**$ 3.7**	**$ 3.4**	**$ 2.1**

COST TO MINE

The Company defines Cost to Mine as the direct cost to mine one Bitcoin, excluding Bitcoin miner depreciation, as calculated in the table below.

	Three Months Ended					Years Ended December 31,		
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2025	2024	2023
Cost of power for self-mining operations	$ 52,693	$ 61,830	$ 62,170	$ 82,370	$ 75,027	$ 281,396	$ 186,154	$ 135,513
Other direct cost of revenue for self-mining operations[1][2], excluding Bitcoin miner depreciation	13,235	12,988	16,005	13,395	15,226	57,615	40,205	7,463
Cost of revenue for self-mining operations, excluding Bitcoin miner depreciation	65,928	74,818	78,175	95,765	90,253	339,011	226,359	142,976
Less: power curtailment credits[3]	(2,240)	(7,801)	(8,313)	(30,634)	(9,981)	(56,729)	(33,685)	(71,215)
Cost of revenue for self-mining operations, net of power curtailment credits, excluding Bitcoin miner depreciation	63,688	67,017	69,862	65,131	80,272	282,282	192,674	71,761
Bitcoin miner depreciation	62,367	57,062	60,252	60,106	60,154	237,574	155,487	216,605
Cost of revenue for self-mining operations, net of power curtailment credits, including Bitcoin miner depreciation	$ 126,055	$ 124,079	$ 130,114	$ 125,237	$ 140,426	$ 519,856	$ 348,161	$ 288,366
Quantity of Bitcoin mined	1,516	1,530	1,426	1,406	1,324	5,686	4,828	6,626
Production value of one Bitcoin mined[4]	$ 83,345	$ 93,385	$ 98,800	$ 114,361	$ 99,482	$ 101,350	$ 66,488	$ 28,523
Cost to mine one Bitcoin, excluding Bitcoin miner depreciation	**$ 42,011**	**$ 43,808**	**$ 48,992**	**$ 46,324**	**$ 60,619**	**$ 49,645**	**$ 39,908**	**$ 10,830**
Cost to mine one Bitcoin, excluding Bitcoin miner depreciation, as a % of production value of one Bitcoin mined	50.4%	46.9%	49.6%	40.5%	60.9%	49.0%	60.0%	38.0%
Cost to mine one Bitcoin, including Bitcoin miner depreciation	$ 83,150	$ 81,109	$ 91,244	$ 89,074	$ 106,045	$ 91,427	$ 72,113	$ 43,520
Cost to mine one Bitcoin, including Bitcoin miner depreciation, as a % of production value of one Bitcoin mined	99.8%	86.9%	92.4%	77.9%	106.6%	90.2%	108.5%	152.6%

1. Other direct cost of revenue includes compensation, insurance, repairs, and ground lease rent and related property tax.
2. Costs to finance the purchase of miners were zero in all periods presented as the miners were paid for with cash from the Company's cash balance. The seller did not provide any financing, nor did the Company borrow from a third-party to purchase the miners.
3. Power curtailment credits are credited against our power invoices as a result of temporarily pausing our operations to participate in ERCOT's Demand Response Service Programs. Our fixed-price power purchase contracts enable us to strategically curtail our mining operations and participate in these programs, which significantly lower our cost to mine bitcoin. These credits are recognized in Power Curtailment Credits on our Consolidated Statement of Operations, outside of cost of revenue.
4. Computed as revenue recognized from bitcoin mined divided by the quantity of bitcoin mined during the same period.

RIOT

Definitions, Terms, and Reconciliations (Unaudited)

FULLY COSTED GROSS MARGIN

The Company defines Fully Costed Gross Margin as Fully Costed Gross Profit (as defined below) divided by Revenue as calculated below.

	Three Months Ended December 31, 2024	Three Months Ended March 31, 2025	Three Months Ended June 30, 2025	Three Months Ended September 30, 2025	Three Months Ended December 31, 2025	Years Ended December 31, 2025	Years Ended December 31, 2024	Years Ended December 31, 2023
Riot Platforms, Inc.:								
Fully Costed Gross Profit	$ (28,901)	$ (12,128)	$ (21,248)	$ (12,172)	$ (55,703)	$ (101,251)	$ (98,150)	$ (226,009)
divided by Total Revenue	$ 142,558	$ 161,387	$ 152,988	$ 180,229	$ 152,851	$ 647,455	$ 376,658	$ 280,678
Fully Costed Gross Margin	-20%	-8%	-14%	-7%	-36%	-16%	-26%	-81%
Bitcoin Mining:								
Fully Costed Gross Profit	$ (1,944)	$ 10,979	$ 2,462	$ 4,921	$ (18,671)	$ (309)	$ (23,709)	$ (124,206)
divided by Bitcoin Mining Revenue	$ 126,551	$ 142,859	$ 140,889	$ 160,792	$ 131,736	$ 576,276	$ 321,802	$ 188,996
Fully Costed Gross Margin - Bitcoin Mining	-2%	8%	2%	3%	-14%	0%	-7%	-66%
Engineering:								
Fully Costed Gross Profit	$ (3,636)	$ 789	$ (519)	$ 4,138	$ 4,298	$ 8,706	$ (6,402)	$ 1,256
divided by Engineering Revenue	$ 11,591	$ 13,920	$ 10,576	$ 19,097	$ 21,095	$ 64,688	$ 38,491	$ 64,585
Fully Costed Gross Margin - Engineering	-31%	6%	-5%	22%	20%	13%	-17%	2%

FULLY COSTED GROSS PROFIT

The Company defines Fully Costed Gross Profit as Revenue less Cost of Revenue less Depreciation and Amortization expense as calculated below.

	Three Months Ended December 31, 2024	Three Months Ended March 31, 2025	Three Months Ended June 30, 2025	Three Months Ended September 30, 2025	Three Months Ended December 31, 2025	Years Ended December 31, 2025	Years Ended December 31, 2024	Years Ended December 31, 2023
Riot Platforms, Inc.:								
Revenue	$ 142,558	$ 161,387	$ 152,988	$ 180,229	$ 152,851	$ 647,455	$ 376,658	$ 280,678
less Bitcoin Mining Cost of revenue*	(65,928)	(74,818)	(78,175)	(95,765)	(90,253)	(339,011)	(189,224)	(96,597)
less Engineering Cost of revenue*	(13,975)	(11,806)	(9,858)	(13,707)	(15,522)	(50,893)	(41,731)	(60,896)
less Other Cost of revenue*	(9,212)	(8,965)	(3,006)	-	-	(11,971)	(31,808)	(97,122)
less Depreciation and amortization expense	(82,584)	(77,926)	(83,197)	(82,929)	(102,779)	(346,831)	(212,853)	(252,334)
Fully Costed Gross Profit	$ (28,901)	$ (12,128)	$ (21,248)	$ (12,172)	$ (55,703)	$ (101,251)	$ (98,150)	$ (226,009)
Bitcoin Mining:								
Bitcoin Mining Revenue	$ 126,551	$ 142,859	$ 140,889	$ 160,792	$ 131,736	$ 576,276	$ 321,802	$ 188,996
less Bitcoin Mining Cost of revenue*	(65,928)	(74,818)	(78,175)	(95,765)	(90,253)	(339,011)	(189,224)	(96,597)
less Depreciation and amortization expense of Bitcoin miners	(62,567)	(57,062)	(60,252)	(60,106)	(60,154)	(237,574)	(155,487)	(216,605)
Fully Costed Gross Profit - Bitcoin Mining	$ (1,944)	$ 10,979	$ 2,462	$ 4,921	$ (18,671)	$ (309)	$ (23,709)	$ (124,206)
Engineering:								
Engineering Revenue	$ 11,591	$ 13,920	$ 10,576	$ 19,097	$ 21,095	$ 64,688	$ 38,491	$ 64,585
less Engineering Cost of revenue*	(13,975)	(11,806)	(9,858)	(13,707)	(15,522)	(50,893)	(41,731)	(60,896)
less Depreciation and amortization expense	(1,252)	(1,325)	(1,237)	(1,252)	(1,275)	(5,089)	(3,162)	(2,433)
Fully Costed Gross Profit - Engineering	(3,636)	789	(519)	4,138	4,298	$ 8,706	$ (6,402)	$ 1,256

Definitions, Terms, and Reconciliations (Unaudited)

CASH SG&A

The Company defines Cash SG&A as Selling, General, and Administrative expenses less Stock-Based Compensation expense. Cash SG&A is used by the Company as we believe it better reflects the operational requirements of the Company by excluding significant non-cash items such as stock-based compensation expense.

	Three Months Ended					Years Ended December 31,		
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2025	2024	2023
Selling, general, and administrative	$ 81,138	$ 71,448	$ 75,902	$ 69,832	$ 81,594	$ 298,776	$ 266,915	$ 100,346
less Stock-based compensation expense	(30,502)	(29,576)	(30,120)	(32,858)	(33,157)	(125,711)	(125,204)	(32,170)
Cash SG&A	**$ 50,636**	**$ 41,872**	**$ 45,782**	**$ 36,974**	**$ 48,437**	**$ 173,065**	**$ 141,711**	**$ 68,176**

EPS (Earnings per Share)

The Company defines EPS and Diluted Net Income (Loss) per Share

GROSS MARGIN

The Company defines Gross Margin as Gross Profit (as defined below) divided by Revenue. Gross Margin represents the percentage of profit achieved by operations and is a measure of the level of profitability for direct costs and the revenue received from them.

	Three Months Ended					Years Ended December 31,		
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2025	2024	2023
Riot Platforms, Inc.:								
Gross Profit	$ 55,723	$ 73,599	$ 70,262	$ 101,391	$ 57,037	$ 302,289	$ 147,588	$ 97,568
divided by Total Revenue	$ 142,558	$ 161,387	$ 152,988	$ 180,229	$ 152,831	$ 647,435	$ 376,658	$ 280,678
Gross Margin	**39%**	**46%**	**46%**	**56%**	**37%**	**47%**	**39%**	**35%**
Bitcoin Mining:								
Gross Profit - Bitcoin Mining	$ 62,663	$ 75,842	$ 71,027	$ 95,661	$ 51,464	$ 293,994	$ 165,463	$ 163,614
divided by Bitcoin Mining Revenue	$ 126,351	$ 142,859	$ 140,889	$ 160,792	$ 131,736	$ 576,276	$ 321,002	$ 188,996
Gross Margin - Bitcoin Mining	**50%**	**53%**	**50%**	**59%**	**39%**	**51%**	**52%**	**87%**
Engineering:								
Gross Profit - Engineering	$ (2,584)	$ 2,114	$ 718	$ 5,390	$ 5,573	$ 13,795	$ (3,240)	$ 3,689
divided by Engineering Revenue	$ 11,551	$ 13,920	$ 10,576	$ 19,897	$ 21,895	$ 64,688	$ 38,491	$ 64,303
Gross Margin - Engineering	**-21%**	**15%**	**7%**	**27%**	**26%**	**21%**	**-8%**	**6%**

Definitions, Terms, and Reconciliations (Unaudited)

GROSS PROFIT

The Company defines Gross Profit as Fully Costed Gross Profit (as defined below) plus Power curtailment Credits plus Depreciation & Amortization expense.

M&A EXPENSES

The Company defines M&A Expenses as Acquisition-related costs

	Three Months Ended					Years Ended December 31,		
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2025	2024	2023
Riot Platforms, Inc.:								
Fully Costed Gross Profit	$ (28,901)	$ (12,128)	$ (21,248)	$ (12,172)	$ (55,703)	$ (101,251)	$ (98,150)	$ (226,008)
plus Power Curtailment Credits	2,240	7,801	8,313	30,634	9,981	56,729	33,685	71,213
plus Depreciation and amortization	82,384	77,926	83,197	82,929	102,759	346,811	212,053	252,354
Gross Profit	**$ 55,723**	**$ 73,599**	**$ 70,262**	**$ 101,391**	**$ 57,037**	**$ 302,289**	**$ 147,588**	**$ 97,560**
Bitcoin Mining:								
Fully Costed Gross Profit	$ (1,944)	$ 10,979	$ 2,462	$ 4,921	$ (18,671)	$ (309)	$ (23,709)	$ (124,206)
plus Power Curtailment Credits	2,240	7,801	8,313	30,634	9,981	56,729	33,685	71,215
plus Depreciation and amortization expense of Bitcoin miners	62,367	57,062	60,252	60,106	60,154	237,574	155,487	216,605
Gross Profit - Bitcoin Mining	**$ 62,663**	**$ 75,842**	**$ 71,027**	**$ 95,661**	**$ 51,464**	**$ 293,994**	**$ 165,463**	**$ 163,614**
Engineering:								
Fully Costed Gross Profit	$ (3,636)	$ 789	$ (519)	$ 4,138	$ 4,298	$ 8,706	$ (6,402)	$ 1,256
plus Depreciation and amortization	1,252	1,325	1,237	1,252	1,275	5,089	3,162	2,433
Gross Profit - Engineering	**$ (2,384)**	**$ 2,114**	**$ 718**	**$ 5,390**	**$ 5,573**	**$ 13,795**	**$ (3,240)**	**$ 3,689**

RIOT

Definitions, Terms, and Reconciliations (Unaudited)

HASH COST

The Company defines Hash Cost as Cost of Revenue for self-mining operations, net of Power Curtailment Credits, excluding Bitcoin miner depreciation divided by the average Petahash per second per day ("PH/s/Day") produced by operations over the relevant period. Hash Cost measures the costs expended for each unit of hash rate online. Hash rate is the product Riot's self-mining business provides to the Bitcoin network and what Riot gets paid for. Hash cost can be compared to hash price as an estimate of profitability of a mining operation.

HASH PRICE

The Company defines Hash Price as the expected value of 1 Petahash of hashing power per day ("PH/s/Day"). This data is sourced from Luxor's Hash Price Index. Hash Price is the revenue received by the Company for each unit of hash rate operating during the period. This metric can be compared to Hash Cost as an estimate of profitability of the mining operations.

	Three Months Ended					Years Ended December 31,		
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2025	2024	2023
Cost of revenue for self-mining operations, net of power curtailment credits, excluding Bitcoin miner depreciation	$ 63,688	$ 67,017	$ 69,862	$ 65,131	$ 80,272	$ 282,282	$ 192,674	$ 71,361
divided by Average Petahash per second per day over the period	25,380	29,667	30,200	31,267	34,233	31,342	15,022	6,808
Hash Cost (PH/s/day)	**$ 27.4**	**$ 25.1**	**$ 25.4**	**$ 22.6**	**$ 25.5**	**$ 24.7**	**$ 28.3**	**$ 28.9**

RIOT

FY 2025 Statement of Operations (Unaudited)

	Years Ended December 31, 2025	2024	2023
Revenue:			
Bitcoin Mining	$ 576,276	$ 321,002	$ 188,996
Engineering	64,688	38,491	64,303
Other	6,471	17,165	27,379
Total revenue	647,435	376,658	280,678
Costs and expenses:			
Cost of revenue (excludes depreciation and amortization presented below):			
Bitcoin Mining	339,011	189,224	96,597
Engineering	50,893	41,731	60,614
Other	11,971	31,800	97,122
Acquisition-related costs	187	5,541	—
Selling, general, and administrative	298,776	266,915	100,346
Depreciation and amortization	346,811	212,053	252,354
Change in fair value of bitcoin	115,880	(457,409)	(184,734)
Change in fair value of derivative assets	1,447	(45,277)	(6,721)
Power curtailment credits	(56,729)	(33,685)	(71,215)
Change in fair value of contingent consideration	(18,071)	(2,459)	—
Loss on contract settlement	158,137	—	—
Loss on legal settlement	20,000	—	—
Gain on acquisition post-close dispute settlement	(26,007)	—	—
Loss (gain) on sale of equipment	(2,267)	17,429	5,336
Casualty-related charges (recoveries), net	(174)	(2,795)	(5,974)
Impairment of property and equipment	29,736	—	—
Total costs and expenses	1,269,601	223,068	343,725
Operating income (loss)	(622,166)	153,590	(63,047)
Other income (expense):			
Interest income	13,984	27,166	11,076
Interest expense	(24,144)	(1,985)	(2,854)
Loss on equity method investment - marketable securities	(28,192)	(69,489)	—
Loss on convertible notes investment	(5,757)	—	—
Other income (expense)	2,944	863	260
Total other income (expense)	(41,165)	(43,445)	8,482
Net income (loss) before taxes	(663,331)	110,145	(54,565)
Current income tax benefit (expense)	150	(744)	48
Deferred income tax benefit (expense)	—	—	5,045
Total income tax benefit (expense)	150	(744)	5,093
Net income (loss)	$ (663,181)	$ 109,401	(49,472)
Basic net income (loss) per share	(1.95)	0.40	(0.28)
Diluted net income (loss) per share	(1.95)	0.34	(0.28)
Basic weighted average number of shares outstanding	340,719,298	275,980,010	175,026,051
Diluted weighted average number of shares outstanding	340,719,298	318,925,961	175,026,051

RIOT

FY 2025 Balance Sheet (Unaudited)

	December 31, 2025	December 31, 2024
ASSETS		
Current assets		
Cash and cash equivalents	$ 233,517	$ 277,860
Restricted cash	76,272	73,441
Accounts receivable, net	29,788	27,124
Contract assets	8,308	6,478
Prepaid expenses and other current assets	59,447	40,288
Derivative assets, current portion	41,378	40,020
Equity method investment - marketable securities, at fair value	—	134,265
Total current assets	448,710	599,476
Property and equipment, net	1,528,716	1,338,787
Bitcoin	1,227,462	1,654,468
Restricted bitcoin	347,979	—
Deposits	76,511	30,115
Finite-lived intangible assets, net	30,187	34,053
Derivative assets, less current portion	106,670	109,475
Right-of-use assets	30,171	27,492
Goodwill	122,499	121,887
Other long-term assets	17,862	19,554
Total assets	$ 3,936,767	$ 3,935,307
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities		
Accounts payable	$ 23,420	$ 17,609
Contract liabilities	37,117	9,644
Accrued expenses	142,852	75,672
Deferred gain on acquisition post-close dispute settlement	—	26,007
Deferred revenue, current portion	—	2,892
Contingent consideration liabilities, current portion	6,185	23,626
Current portion of debt	253,887	314
Operating lease liability, current portion	6,314	4,621
Total current liabilities	469,775	160,385
Deferred revenue, less current portion	—	13,590
Operating lease liability, less current portion	19,648	23,915
Contingent consideration liabilities, less current portion	2,010	3,229
Debt, less current portion	586,909	584,311
Other long-term liabilities	19	6,192
Total liabilities	1,078,361	791,622
Commitments and contingencies - Note 17		
Stockholders' equity		
Preferred stock, no par value, 15,000,000 shares authorized:		
2% Series A Convertible Preferred stock, 2,000,000 shares authorized; no shares issued and outstanding as of December 31, 2025 and December 31, 2024	—	—
0% Series B Convertible Preferred stock, 1,750,001 shares authorized; no shares issued and outstanding as of December 31, 2025 and December 31, 2024	—	—
Common stock, no par value; 680,000,000 shares authorized; 371,575,652 and 344,890,208 shares issued and outstanding as of December 31, 2025 and December 31, 2024, respectively	4,212,006	3,833,882
Accumulated deficit	(1,353,600)	(690,419)
Accumulated other comprehensive income (loss), net	—	222
Total stockholders' equity	2,858,406	3,143,685
Total liabilities and stockholders' equity	$ 3,936,767	$ 3,935,307

RIOT

	Years Ended December 31, 2025	2024
Net income (loss)	$ (663,181)	$ 109,401
Interest income	(13,984)	(27,166)
Interest expense	24,144	1,985
Income tax expense (benefit)	(150)	744
Depreciation and amortization	346,811	212,053
EBITDA	(306,360)	297,017
Adjustments:		
Stock-based compensation expense	125,711	125,204
Acquisition-related costs	187	5,541
Change in fair value of derivative assets	1,447	(45,277)
Change in fair value of contingent consideration	(18,071)	(2,459)
Loss (gain) on equity method investment - marketable securities	28,192	69,489
Loss (gain) on sale of equipment	(2,267)	17,429
Casualty-related charges (recoveries), net	(174)	(2,795)
Loss on contract settlement	158,137	—
Loss on legal settlement	20,000	—
(Gain) on acquisition post-close dispute settlement	(26,007)	—
Impairment of property and equipment	29,736	—
Loss on convertible notes investment	5,757	—
Other (income) expense	(2,944)	(863)
License fees	(388)	(97)
Adjusted EBITDA	$ 12,956	$ 463,189

** Indicates Non-GAAP measure. We use Adjusted EBITDA to eliminate the effects of certain non-cash and/or non-recurring items, that do not reflect our ongoing strategic business operations. Adjusted EBITDA is provided in addition to, and not as a substitute for, or as superior to, the comparable GAAP measure, Net Income. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading "Non-GAAP Measures", under Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our December 31, 2025, Form 10-K.*

Non-GAAP Adjusted EBITDA (Unaudited)

RIOT


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